                         CVO GREATER CHINA FUND, INC.





                                 ANNUAL REPORT


                               OCTOBER 31, 1998

                            CVO GREATER CHINA FUND, INC.

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the CVO Greater China Fund at the trading commencement date of November 19, 1996 and held through October 31, 1998 as well as the performance of the MSCI Pacific Free ex-Japan Index over the same period. In addition, to provide a comparison to the overall performance of the regions in which the Fund invests, the graph below includes a market capitalization weighted composite of the return of the four MSCI Indices for the markets in which the Fund invests. Certain fees on the Fund were waived during the period shown. Had they not been waived, returns would have been lower.

                     11/96     12/96     3/97      6/97      9/97      10/97     12/97     3/98      6/98      9/98      10/98
MSCI Pacific Free
 ex-Japan Index     248,986   247,629   239,290   253,502   214,999   168,767   156,005   170,397   127,852   116,444   140312
Greater China
Composite Index     255,125   257,089   239,380   276,764   261,322   195,416   194,537   199,814   144,138   141,426   181874
CVO Greater
China Fund          245,475   251,710   245,488   275,209   263,816   217,252   200,547   202,789   148,091   132,939   150713


               Past performance is not predictive of future performance

Investment return and principal value will fluctuate with market conditions. When shares of the Fund are redeemed they may be worth more or less than their original cost.

               REPORT OF THE INVESTMENT ADVISOR TO THE SHAREHOLDERS OF
                              THE CVO GREATER CHINA FUND
                         FOR THE YEAR ENDING OCTOBER 31, 1998


The Asian markets have experienced a dramatic series of events over the last twelve months as the initial "Asian Crisis" caused a major sell-off in January 1998, followed by a sharp recovery in the next few months and a further plunge to the mid-6000 level of the Hang Sang Index by mid-August, before the depth of the economic and currency crisis became apparent. With the virtual collapse of Indonesia, the worsening recession in Japan, fears of a devaluation of the Chinese currency, the Renminbi (RMB), and associated concern over the breaking of Hong Kong's currency board link ("the peg") to the US dollar, Greater China (the People's Republic of China (PRC), Hong Kong, Singapore and Taiwan) stock markets fell to levels not experienced for many years.

The crisis in Asia was revealed to be a global phenomenon when other emerging markets came under assault following the effective default and devaluation by the Russian authorities in mid-August, with equity and fixed income markets in Eastern Europe, Latin American and even the US domestic high yield sector experiencing extraordinary volatility, and investors suffered losses of more than 10% in all markets during the third quarter of 1998. The subsequent actions of the US Federal Reserve and other central banks in rapidly reducing interest rates stabilized the situation, and caused strengthening of the Japanese yen against the US dollar.

Chinese authorities have reduced interest rates and recapitalized the banking system in an effort to achieve GDP growth of over 7% in 1998 and 1999. This compares with recessions in the other ASEAN economies. In Korea and in Hong Kong the rapid fall in property and share prices (over 50% between mid-1997 and mid-1998) led to those economies' contracting by 5% this year. The Hong Kong Monetary Authority, the Special Administrative Region's (SAR) central bank, intervened in the equity market in August 1998, purchasing over 10% of the available index stocks to protect the Hong Kong dollar from speculative attack via the linked exchange rate currency board. Meanwhile, Taiwan has continued to grow, helped by its links to the US electronics and computer markets, with GDP growth forecast at 4.75% in 1998.

While the holdings of the CVO Greater China Fund have achieved positive earnings growth this year of 8% with a projected P/E ratio of 12, and the earnings in both Hong Kong and Singapore declined more than 15%, the Funds' investment performance year to date was -24.85%. The Fund remains hedged against currency depreciation.

The comparative returns of the CVO Greater China Fund are shown in the table below.


                                      Year Ending        Year-to-Date       Since Inception
                                       10/31/98              1998          11/19/96-10/31/98
                                       --------              ----          -----------------
MSCI Pacific Free ex-Japan Index*      -16.86%             -10.06%             -43.88%
Greater China Composite Index**         -6.93%              -6.51%             -27.25%
CLSA China World Index+                -49.63%             -39.33%             -41.02%
CVO Greater China Fund++               -30.53%             -24.85%             -39.57%

*Index returns do not reflect the deduction of any fees or commissions. Returns reported with dividends reinvested for all periods except 11/19/96 through 12/31/96 when dividend information is unavailable but estimated based on historical yields. Data Source: Morgan Stanley Capital International (MSCI). **Market capitalization weighted index composed of the market values of China Free, Singapore Free, and Hong Kong markets and 30% of Taiwan market from November 1, 1997 forward (20% from November 19, 1996 through June 30, 1997 and 25% from July 1, 1997 through October 31, 1997), in accordance with limitations on non-Taiwan investors. Index returns do not reflect the deduction of any fees or commissions. Data Source: MSCI.
+Credit Lyonnais Securities (Asia) China World Index representing investable universe of Greater China shares in the China Free, Singapore Free, Hong Kong and Taiwan markets.
++CVO Greater China Fund performance is net of all fees and expenses.

                             CVO GREATER CHINA FUND, INC.

--------------------------------------------------------------------------------
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                                   OCTOBER 31, 1998

                                                                                        MARKET
                                                                         SHARES         VALUE
                                                                         ------         -----
COMMON STOCKS  (101.7%)
  APPLIANCES & HOUSEHOLD GOODS  (4.6%)
    CHINA  (4.6%)
      Guangdong Kelon Electrical Holdings Co. Ltd.                       320,000     $  272,664
      Wuxi Little Swan Co. Ltd., Class B                                 330,840        164,442
                                                                                        -------
                                                                                        437,106
                                                                                        -------

  AUTOMOTIVE  (1.6%)
    CHINA  (1.6%)
      Qingling Motors Co.                                                844,000        155,816
                                                                                        -------

  BANKING & FINANCIAL SERVICES  (8.1%)
    HONG KONG  (2.5%)
      Dao Heng Bank Group Ltd.                                            60,000        125,100
      JCG Holdings Ltd.                                                  412,000        109,040
                                                                                        -------
                                                                                        234,140
                                                                                        -------

  SINGAPORE  (3.1%)
    Oversea-Chinese Banking Corp., Ltd. - Foreign Shares                  33,800        147,387
    Overseas Union Bank Ltd. - Foreign Shares                             52,800        143,331
                                                                                        -------
                                                                                        290,718
                                                                                        -------

  TAIWAN  (2.5%)
    Bank Sinopac*                                                        275,712        117,629
    United World Chinese Commercial Bank*                                123,840        117,877
                                                                                        -------
                                                                                        235,506
                                                                                        -------
                                                                                        760,364
                                                                                        -------

  BUILDING MATERIALS  (3.3%)
    CHINA  (1.6%)
      Shenzhen Fangda Co., Ltd., Class B                                 208,720        148,204

  TAIWAN  (1.7%)
    Chia Hsin Cement Corp.*                                              244,160        162,457
                                                                                        -------
                                                                                        310,661
                                                                                        -------

  COMMERCIAL SERVICES  (1.6%)
    HONG KONG  (1.6%)
      Cosco Pacific Ltd.                                                 312,000        153,063
                                                                                        -------

  COMPUTER SERVICES  (1.5%)
    SINGAPORE  (1.5%)
      Informatics Holdings Ltd.                                          440,000        139,170
                                                                                        -------


       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.

--------------------------------------------------------------------------------
                    SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                   OCTOBER 31, 1998


                                                                                      MARKET
                                                                        SHARES        VALUE
                                                                        ------        -----
COMMON STOCKS  (CONTINUED)
     COMPUTERS  (9.4%)
          HONG KONG  (3.7%)
               ASM Pacific Technology Ltd.                             322,000        $ 85,220
               Founder Hong Kong Ltd.                                  714,240         139,237
               Wong's International Holdings Ltd.                    1,134,000         121,514
                                                                                       -------
                                                                                       345,971
                                                                                       -------

          SINGAPORE  (5.7%)
               Elec & Eltek International Co., Ltd.                     46,500         232,500
               Natsteel Electronics Ltd.                               150,000         307,696
                                                                                       -------
                                                                                       540,196
                                                                                       -------
                                                                                       886,167
                                                                                       -------

     CONGLOMERATES  (7.5%)
          HONG KONG  (7.5%)
                China Overseas Land & Investment                       836,000         120,881
                China Resources Enterprise Ltd.                        158,000         211,121
                Hutchison Whampoa Ltd.                                  32,000         229,285
                Jardine Matheson Holdings Ltd.                          52,000         145,600
                                                                                       -------
                                                                                       706,887
                                                                                       -------

     DISTRIBUTION  (9.2%)
          HONG KONG (6.0%)
                Four Seas Mercantile Holdings Ltd.                     764,000         224,392
                Li & Fung Ltd.                                         220,000         343,670
                                                                                       -------
                                                                                       568,062
                                                                                       -------

          SINGAPORE  (3.2%)
               Thakral Corporation Ltd.                                570,000         296,400
                                                                                       -------
                                                                                       864,462
                                                                                       -------

     ELECTRIC EQUIPMENT (3.2%)
          SINGAPORE  (3.2%)
               GP Batteries International Ltd.                         138,000         303,422
                                                                                       -------

     ELECTRICAL & ELECTRONICS  (9.5%)
          HONG KONG  (7.4%)
               IDT International Ltd.                                  300,000          39,118
               Techtronic Industries Co.                               996,000         187,735
               Varitronix International Ltd.                           128,000         242,918
               VTech Holdings Ltd.                                      62,000         232,526
                                                                                       -------
                                                                                       702,297
                                                                                       -------

     TAIWAN  (2.1%)
          Yageo Corp.*                                                 150,837         198,402
                                                                                       -------
                                                                                       900,699
                                                                                       -------


       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.

--------------------------------------------------------------------------------
                    SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                   OCTOBER 31, 1998



                                                                                     MARKET
                                                                         SHARES      VALUE
                                                                         ------      -----
COMMON STOCKS  (CONTINUED)
     FOOD  (5.9%)
          HONG KONG  (3.3%)
               Guangnan Holdings Ltd.                                    445,713     $  136,663
               Ng Fung Hong Ltd.                                         202,000        178,639
                                                                                        -------
                                                                                        315,302
                                                                                        -------

          TAIWAN  (2.6%)
               Want Want Holdings Ltd.                                   205,200        244,188
                                                                                        -------
                                                                                        559,490
                                                                                        -------

     INDUSTRIAL  (0.9%)
          HONG KONG  (0.9%)
               Lung Kee (Bermuda) Holdings Ltd.                          788,000         86,473
                                                                                         ------

     MACHINERY & EQUIPMENT  (2.7%)
          CHINA  (2.7%)
               Shanghai Zhenhua Port Machinery Co., Ltd., Class B        406,000        170,520
               Wafangdian Bearing Group Co., Ltd., Class B               497,600         86,083
                                                                                        -------
                                                                                        256,603
                                                                                        -------

     MEDICAL SUPPLIES  (1.4%)
          HONG KONG  (1.4%)
               China Pharmaceutical Enterprise & Investment
                Corp., Ltd.                                            1,489,000        130,718
                                                                                        -------

     PAPER PRODUCTS  (2.4%)
          HONG KONG  (2.4%)
               Hung Hing Printing Group                                  576,000        223,088
                                                                                        -------

     POWER ELECTRIC & UTILITIES  (2.7%)
          CHINA  (1.2%)
               Beijing Datang Power Generation Co., Ltd.                 366,000        113,403
          HONG KONG (1.5%)
               Hong Kong & China Gas Co., Ltd.                           100,000        142,012
                                                                                        -------
                                                                                        255,415
                                                                                        -------

     REAL ESTATE  (4.1%)
          HONG KONG  (2.1%)
               Cheung Kong (Holdings) Ltd.                                30,000        205,272
                                                                                        -------

          SINGAPORE  (2.0%)
               City Developments Ltd.                                     50,000        181,178
                                                                                        -------
                                                                                        386,450
                                                                                        -------

     RETAIL  (8.9%)
          HONG KONG  (6.0%)
               Esprit Holdings Ltd.                                      744,000        276,149
               Glorious Sun  Enterprises Ltd.                            976,000        176,405
               Jusco Stores (Hong Kong) Co., Ltd.                      1,212,000        117,354
                                                                                        -------
                                                                                        569,908
                                                                                        -------


       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.

--------------------------------------------------------------------------------
                    SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                   OCTOBER 31, 1998



                                                                                    MARKET
                                                                         SHARES     VALUE
                                                                         ------     -----

COMMON STOCKS  (CONTINUED)
     RETAIL (CONTINUED)
          TAIWAN  (2.9%)
               President Chain Store Corp.                               84,048  $  267,965
                                                                                    -------
                                                                                    837,873
                                                                                    -------
     TELECOMMUNICATIONS  (2.0%)
          HONG KONG  (2.0%)
               China Telecom  (Hong Kong) Ltd.*                          100,000    187,844
                                                                                    -------

     TRANSPORTATION  (11.2%)
          CHINA  (9.1%)
               Guangshen Railway Co., Ltd.                               996,000    154,303
               Jiangsu Expressway Co., Ltd.*                           1,192,000    292,390
               Shenzhen Expressway Co., Ltd.*                          1,816,000    410,286
                                                                                    -------
                                                                                    856,979

          HONG KONG  (2.1%)
               New World Infrastructure Ltd.*                            139,000    198,294
                                                                                    -------
                                                                                  1,055,273
                                                                                  ---------

               TOTAL COMMON STOCKS (COST $14,784,004)                             9,597,044
                                                                                  ---------

WARRANTS (0.0%)
     INDUSTRIAL  (0.0%)
          HONG KONG  (0.0%)
               Hong Kong & China Gas                                       9,470        978
                                                                                        ---
               TOTAL WARRANTS (COST $0)                                                 978
                                                                                        ---

REPURCHASE AGREEMENT  (6.4%)
               Bank of New York Repurchase Agreement, 5.30%, 11/02/98
                    (dated 10/30/98; proceeds $607,668, collateralized
                    by $600,000 U.S. Treasury Notes,
                    6.375%, due 05/15/99)                               $607,400    607,400
                                                                                    -------
               TOTAL REPURCHASE AGREEMENT (COST $607,400)                           607,400
                                                                                    -------

               TOTAL INVESTMENTS (COST $15,391,404) (+)   -  108.1%              10,205,422
               OTHER LIABILITIES IN EXCESS OF ASSETS - (8.1%)                     (765,905)
                                                                                    -------
               NET ASSETS   -   100.0%                                          $ 9,439,517
                                                                                  ---------
                                                                                  ---------


+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation                              $426,593
               Unrealized depreciation                            (5,612,575)
                                                                 ------------
               Net unrealized depreciation                       $(5,185,982)
                                                                 ------------
                                                                 ------------

*    Denotes non-income producing security.


       The accompanying notes are an integral part of the financial statements.

                            CVO GREATER CHINA FUND, INC.
                        STATEMENT OF ASSETS AND LIABILITIES
                                  OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:

     Investments, at market value (cost $15,391,404 )                $10,205,422
     Interest and dividends receivable                                    26,356
     Receivable for investment securities sold                           162,483
     Receivable from Adviser                                              13,194
     Deferred organization expense                                       123,984
     Prepaid expenses and other assets                                    17,349
                                                                      ----------
          Total Assets                                                              $10,548,788

LIABILITIES:
     Payable for investment securities purchased                          38,375
     payable for capital shares redeemed                                 729,495
     Payable for closed forward currency contracts                       117,426
     Unrealized depreciation on open foreign currency contracts          169,100
     Audit fees payable                                                   25,000
     Other payables and accrued expenses                                  29,875
                                                                      ----------
          Total liabilities                                                           1,109,271
                                                                                    -----------
NET ASSETS                                                                          $ 9,439,517
                                                                                    -----------
                                                                                    -----------

NET ASSETS CONSIST OF:
     Shares of capital stock, $0.001 par value per share,
          1,566,657 Class I Shares issued and outstanding            $     1,567
     Additional paid-in capital                                       20,099,245
     Accumulated undistributed net investment income                     425,713
     Accumulated net realized loss on investments and
       foreign currency transactions                                  (5,731,930)
     Net unrealized depreciation of investments and
       foreign currency transactions                                  (5,355,078)
                                                                      ----------
NET ASSETS                                                                           $9,439,517
                                                                                     ----------
                                                                                     ----------

     CLASS I NET ASSET VALUE PER SHARE (OFFERING AND
       REDEMPTION PRICE PER SHARE)                                                   $     6.03
                                                                                     ----------
                                                                                     ----------


       The accompanying notes are an integral part of the financial statements.

                            CVO GREATER CHINA FUND, INC.
                              STATEMENT OF OPERATIONS


                                                                             FOR THE YEAR ENDED
                                                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

     Dividends (net of foreign tax withholding of $10,365)                             $530,435
     Interest                                                                            21,143
          Total income                                                               -----------      $551,578
                                                                                                   -----------
EXPENSES:
     Advisory                                                                           191,203
     Professional Fees                                                                   71,077
     Custody                                                                             47,911
     Amortization of organization expenses                                               40,483
     Fund accounting                                                                     38,566
     Registration and filing                                                             30,748
     Printing                                                                            27,728
     Administration                                                                      21,859
     Transfer agent and shareholder servicing                                            16,792
     Directors                                                                           12,945
     Miscellaneous                                                                        7,946
          Total expenses before waivers/reimbursements                               -----------       507,258
          Less expenses waived/reimbursed                                                             (200,513)
                                                                                                   -----------
          Net expenses                                                                                 306,745
                                                                                                   -----------
NET INVESTMENT INCOME                                                                                  244,833
                                                                                                   -----------

REALIZED AND UNREALIZED GAIN (Loss) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
     Net realized loss on investment transactions                                    (5,731,930)
     Net realized gain on foreign currency transactions                                 140,463
     Net change in unrealized depreciation of investments                            (1,396,977)
     Net change in unrealized depreciation of foreign currency transactions            (163,571)
          Net realized and unrealized loss on investments and foreign currency       -----------
              transactions                                                                          (7,152,015)
                                                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $(6,907,182)
                                                                                                   -----------
                                                                                                   -----------


                             CVO GREATER CHINA FUND, INC.
                          STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                FOR THE PERIOD FROM
                                                                                  FOR THE YEAR ENDED             NOVEMBER 19, 1996*
                                                                                    OCTOBER 31, 1998       THROUGH OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
   Net investment income                                                                $    244,833                    $    70,716
   Net realized loss on investment and foreign currency transactions                      (5,591,467)                       (49,890)
   Net change in unrealized depreciation of investments and foreign currency
    transactions                                                                          (1,560,548)                    (3,794,530)
                                                                                        ------------                    -----------
   Net decrease in net assets resulting from operations                                   (6,907,182)                    (3,773,704)
                                                                                        ------------                    -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
CLASS I:
   Net investment income                                                                     (46,475)                          -
   Net realized gains                                                                        (13,227)                          -
                                                                                        ------------                    -----------
   Total distributions to shareholders                                                       (59,702)                          -
                                                                                        ------------                    -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
 CLASS II:
   NET INVESTMENT INCOME                                                                        (111)                           -
   NET REALIZED GAINS                                                                            (29)                           -
                                                                                        ------------                    -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                          (140)                           -
                                                                                        ------------                    -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                                                             3,943,998                     26,880,923
   Dividends reinvested                                                                       52,838                            -
   Cost of shares redeemed                                                                (9,519,155)                    (1,278,389)
                                                                                        ------------                    -----------
   Net increase (decrease) in net assets from capital share transactions                  (5,522,319)                    25,602,534
                                                                                        ------------                    -----------

   Total increase (decrease) in net assets                                               (12,489,343)                    21,828,830

NET ASSETS
   Beginning of period                                                                    21,928,860                        100,030
                                                                                        ------------                    -----------
   End of period (including  $425,713 and $7,557 of undistributed net
      investment income, respectively.)                                                 $  9,439,517                    $21,928,860
                                                                                        ------------                    -----------
                                                                                        ------------                    -----------

*  Commencement of operations.

                             CVO GREATER CHINA FUND, INC.
                                FINANCIAL HIGHLIGHTS

                                                                                                FOR THE PERIOD FROM
                                                                 FOR THE YEAR ENDED              NOVEMBER 19, 1996*
                                                                   OCTOBER 31, 1998        THROUGH OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:

NET ASSET VALUE, BEGINNING OF PERIOD                                   $       8.70              $       10.00
                                                                       ------------              -------------
    Net investment income                                                      0.28                       0.03
    Net realized and unrealized loss                                          (2.93)                     (1.33)
                                                                       ------------              -------------
    Total from investment operations                                          (2.65)                     (1.30)
                                                                       ------------              -------------

LESS DIVIDENDS FROM:
    Net investment income                                                     (0.01)                        -
    Net realized gains                                                        (0.01)                        -
                                                                       ------------              -------------
    Total distributions                                                       (0.02)                        -
                                                                       ------------              -------------

Net change in net asset value per share                                       (2.67)                     (1.30)
                                                                       ------------              -------------

NET ASSET VALUE, END OF PERIOD                                         $       6.03              $        8.70
                                                                       ------------              -------------
                                                                       ------------              -------------

TOTAL RETURN                                                                 (30.53%)                   (13.00%)(a)
RATIOS/ SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                           $      9,440              $      21,885
Ratios to average net assets:
    Expenses**                                                                 2.00%                      2.00% (b)
    Net investment income                                                      1.60%                      0.71% (b)
PORTFOLIO TURNOVER RATE (c)                                                      39%                         8%

CLASS II SHARES: (d)

NET ASSET VALUE, BEGINNING OF PERIOD                                                             $       10.00
                                                                                                 -------------
    Net investment income/ (loss)                                                                         0.05
    Net realized and unrealized loss                                                                     (1.36)
                                                                                                 -------------
    Total from investment operations                                                                     (1.31)
                                                                                                 -------------

LESS DIVIDENDS FROM:
    Excess of net investment income                                                                        -
    Net realized gains                                                                                     -
                                                                                                 -------------
    Total distributions                                                                                    -
                                                                                                 -------------

Net change in net asset value per share                                                                  (1.31)
                                                                                                 -------------

NET ASSET VALUE, END OF PERIOD                                                                   $        8.69
                                                                                                 -------------
                                                                                                 -------------

TOTAL RETURN                                                                                            (13.10%)(a)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                                                     $          43
Ratios to average net assets:
    Expenses**                                                                                            2.00% (b)
    Net investment income                                                                                 0.55% (b)
PORTFOLIO TURNOVER RATE (c)                                                                                  8%
----------------------------------------------------

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been higher.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) As of October 31, 1998 there were no Class II shares outstanding.


   The accompanying notes are an integral part of the financial statements.

                         CVO GREATER CHINA FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

CVO Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on September 2, 1994. Its operations through November 19, 1996 were limited to the organization, registration, and the issuance of 5,003 shares of Class I and 5,000 shares of Class II to the Fund's former administrator. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund operates as a non-diversified, no-load, open-end, management investment company and offers two classes of shares: Class I Shares, which are offered to institutional investors, and Class II Shares, which are offered to non-institutional investors. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that Class II Shares are expected to bear additional shareholder servicing expenses.

The Fund seeks to provide investors with capital appreciation and income generation from investment in publicly-traded equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China, Hong Kong, Taiwan and Singapore (collectively, the "Greater China Region").

NOTE 2-- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS

Equity securities, including those for which the primary market is outside the U.S., are valued using the closing price or the last sale price on the principal exchange for such securities. Short-term obligations having maturities of 60 days or less are valued at amortized cost, which approximates fair value, and if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by, or under the direction of, the Fund's Board of Directors. Securities quoted in foreign currencies initially are valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME

The Fund records securities transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

MULTIPLE CLASS ALLOCATIONS

The investment income and expenses of the Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

ORGANIZATION COSTS

Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period beginning with the Fund's commencement of operations.

                         CVO GREATER CHINA FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from the Fund's net investment income, if any, are declared and paid at least annually. Net realized gains on portfolio securities, if any, are distributed at least annually by the Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Fund on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of October 31, 1998, the following reclassifications have been made to increase (decrease) such accounts:

 Accumulated Undistributed     Accumulated Net Realized
   Net Investment Income      Gain/(Loss) on Investments      Paid-In Capital
 -------------------------    --------------------------      ---------------
          $219,909                  $(140,476)                   $(79,433)

FEDERAL INCOME TAXES

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

REPURCHASE AGREEMENTS

The Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

                         CVO GREATER CHINA FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DERIVATIVE INSTRUMENTS:

The Fund may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Fund enters into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on portfolio holdings.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values.
Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at October 31, 1998 are recorded for financial reporting purposes as unrealized gain or loss by the Fund.

The table below indicates the Fund's outstanding forward currency contract positions at October 31, 1998:

                                                                           US$ VALUE ON
                                     CONTRACT         MATURITY             ORIGINATION           US$ VALUE AT            UNREALIZED
              CURRENCY               AMOUNTS            DATE                   DATE            OCTOBER 31, 1998         DEPRECIATION
              --------             ------------       --------             ------------        ----------------         ------------
   Sell         HKD                (43,990,619)       05/13/99             $(5,586,678)          $(5,614,772)             $(28,094)
   Sell         SGD                 (1,418,450)       06/15/99                (825,256)             (890,427)              (65,171)
   Sell         TWD                (28,951,494)       06/18/99                (814,159)             (889,994)              (75,835)
                                                                                                                         ----------
 Net unrealized depreciation on forward positions:                                                                       $(169,100)
                                                                                                                         ----------
                                                                                                                         ----------

Currency abbreviations:
     HKD - Hong Kong Dollars
     SGD  - Singapore Dollars
     TWD  - Taiwan Dollars

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

CVO Greater China Partners, L.P. (the "Adviser") serves as the Fund's investment adviser. Effective June 1, 1998, PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., began providing administrative and fund accounting services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares. PFPC also provides transfer and dividend disbursing agent services for the Funds.
Prior to June 1, 1998, BISYS Fund Services, Limited Partnership, and BISYS Fund Services, Inc. provided the aforementioned services.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser. Pursuant to the terms of the Investment Advisory Agreement, the Adviser is entitled to a fee that is calculated daily and paid monthly on the average daily net assets of the Fund at the annual rate of 1.25%. For the year ended October 31, 1998, the Adviser earned fees of $191,203 and waived fees of $146,305.

PFPC provides the Fund with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Fund's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian and assistance in the preparation of the Fund's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Fund pays PFPC a monthly fee for its services at an annual rate of 0.125% of the Fund's first $300 million in average daily net assets; 0.11% of the Fund's next $300 million in average daily net assets; 0.08% of the Fund's next $300 million in average daily net assets; 0.05% of the Fund's next $300 million in average daily net assets; and 0.0275% of the Fund's average daily net assets in excess of $1.2 billion. From time to time, PFPC may waive

                         CVO GREATER CHINA FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

all or a portion of its fees. For the period from June 1, 1998 through October 31, 1998, PFPC was entitled to fees of $5,822 and waived fees of $5,822. For the period prior to June 1, 1998 BISYS Fund Services, Inc., the previous administrator was entitled to fees of $16,037 and waived fees of $16,037.

PFPC provides the Fund with fund accounting and related services pursuant to a
fund accounting agreement with the Company.   For these services PFPC is
entitled a fee of $1,250 per month plus out of pocket expenses. From time to time, PFPC may waive all or a portion of its fees. For the period from June 1, 1998 through October 31, 1998, PFPC earned and waived fees of $15,625. For the period prior to June 1, 1998 BISYS Funds Services, Inc., the previous Fund accounting agent earned fees, including reimbursement of out of pocket expenses, of $22,941.

PFPC also serves as transfer agent for the Fund and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Fund. From time to time, PFPC may waive all or portion of these fees. For the period from June 1, 1998 through October 31, 1998, PFPC earned fees of $15,000. PFPC waived fees of $3,530. For the period prior to June 1, 1998 BISYS Fund Services, Inc., the previous transfer agent earned fees, including reimbursement of out pocket expenses of $1,792.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with the Distributor. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average daily net assets of the Fund solely attributable to Class II Shares for the purpose of compensating the Distributor for activities primarily intended to result in the sales of Class II Shares. The Plan of Distribution provides that the Fund will bear the costs of the registration of its shares with the Securities and Exchange Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. For the year ended October 31, 1998, no distribution costs were incurred.

The Adviser has voluntarily agreed to limit the expense ratio for the Fund at 2.00%. In order to maintain this ratio, the Adviser has waived a portion of its advisory fee and has agreed to reimburse the Fund $13,194.

NOTE 4 -- SECURITIES TRANSACTIONS

For the year ended October 31, 1998, the cost of purchases and the proceeds from sales of the Fund's portfolio securities (excluding short-term investments), amounted to $5,493,467 and $6,990,958 respectively for the Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

NOTE 5 -- CAPITAL STOCK TRANSACTIONS

The Fund's Articles of Incorporation permit the Fund to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the year ended October 31, 1998 and the period ended October 31, 1997, were as follows:


                                                               CLASS I SHARES
                               ----------------------------------------------------------------------------
                                       YEAR ENDED                                    PERIOD ENDED
                                   OCTOBER 31, 1998                               OCTOBER 31, 1997
                               ----------------------------                   -----------------------------
                               SHARES           AMOUNT                        SHARES           AMOUNT
                               -----------     ------------                   ----------       ------------
 Shares issued                    550,508      $ 3,943,998                    2,625,247        $26,880,923
 Shares reinvested                  7,995           52,708                       -                  -
 Shares redeemed               (1,506,675)      (9,490,994)                    (115,421)        (1,278,389)
                               -----------     ------------                   ----------       ------------
 Net increase/(decrease)         (948,172)     $(5,494,288)                   2,509,826        $25,602,534
                               -----------     ------------                   ----------       ------------
                               -----------     ------------                   ----------       ------------


                         CVO GREATER CHINA FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                   CLASS II SHARES
                            ---------------------------
                                      YEAR ENDED
                                   OCTOBER 31, 1998
                            ---------------------------
                            SHARES            AMOUNT
                            --------          ---------
 Shares reinvested               20               $130
 Shares redeemed             (5,020)           (28,161)
                            --------          ---------
 Net decrease                (5,000)          $(28,031)
                            --------          ---------
                            --------          ---------

NOTE 6 -- OTHER MATTERS

The Fund invests primarily in the Greater China Region. Investments are made in obligations of foreign entities and securities denominated in foreign currencies that involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, potential inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign markets and issuers.

Note 7- Subsequent Events

On December 17, 1998, the Board of Directors of the Fund approved a plan to liquidate the Fund's portfolio investments and to solicit the redemption of the shares in the Fund on or prior to December 23, 1998.

                         CVO GREATER CHINA FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)

To the Board of Directors
and Shareholders of
CVO Greater China Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CVO Greater China Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 19, 1996 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 10, 1998, except to as Note 7,
   which is as of December 17, 1998

This report is submitted for the information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus which includes information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.


                        THE CVO GREATER CHINA FUND, INC.
             400 BELLEVUE PARKWAY, SUITE 108, WILMINGTON, DE 19808
                                 (212) 758-9600